Exhibit 10.4

                                                         Page 170 of 181

         AMENDMENT NO. SEVEN TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. SEVEN TO REVOLVING CREDIT AGREEMENT ("Amendment No. Seven") is made effective as of the 1st day of June 1998 to the Revolving Credit Agreement dated August 30, 1985, (the "Agreement") executed by and between BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation duly organized under the laws of the State of Delaware and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC., a corporation duly organized under the laws of the State of New Jersey (herein collectively referred to as the "Borrower") and NATIONAL CITY BANK, successor by merger to National City Bank of Columbus, formerly known, as National City Bank, Columbus, formerly known as BancOhio National Bank, a national banking association with a banking office at 155 East Broad Street, Columbus, Ohio 43251 (herein called "Bank").

                              WITNESSETH:

WHEREAS, Borrower and Bank entered into the Agreement pursuant to which Bank extended a revolving loan up to a maximum principal amount of Twenty-Five Million and No/l00 Dollars ($25.000,000.00), said maximum principal amount having previously been increased to $50,000,000.00 and each loan having been made pursuant to the terms of the Agreement; and

WHEREAS, Borrower and Bank have previously entered into amendments of the Agreement, as evidenced by an Amendment No. 1 dated January 7, 1987, by an Amendment No. 2 dated February 3, 1987, by Amendment No. 3 dated August 30, 1985, by Amendment No. 4 dated August 30, 1985, by Amendment No. 5 dated September 28, 1995, and by Amendment No. Six dated March 28, 1996 (the "Amendments") (the Agreement together with the Amendments hereinafter collectively referred to as the "Agreement"); and

WHEREAS, Borrower and Bank desire to amend the Agreement to reduce the Commitment Fee, to amend Subsection 7.12(B) of the Agreement, and to make such other amendments incident thereto.

NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants herein contained, agree as follows:

1.   The following definition is added to Section 1.01 of the Agreement:

        "U.S Agency Bonds" means bonds issued by any of the Federal National
         Mortgage Association (FNMA), Federal Home Loan Bank, Federal Farm Credit Bank and Student Loan Marketing Association.

2. Section 2.07 of the Agreement is hereby amended by deleting the phrase "one-fourth of one percent (.250%)" as the same appears in such section as amended by Amendment No. 3 and substituting therefor the phrase "twenty one hundredths of one percent (.20%)".

3. Subsection 7.12(B) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

        (B) investments in (i) direct obligations of the United States of America; (ii) U.S. Agency Bonds having a final maturity no later than five (5) years from the date incurred; (iii) certificates of deposit; (iv) commercial paper acceptable to Bank; (v) repurchase agreements; (vi) master notes; (vii) bank loan participations; or
        (viii) taxable low floaters. Investments in (iii), (iv), (v), (vi), and (vii) above must have short term credit ratings of no less than P-2 by Moody's or A-2 by Standard and Poor's. Investments in (i),
        (ii), and (viii) above must have long term credit ratings of no less than Aa2 by Moody's or AA by Standard and Poor's;


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4.   Borrower hereby expressly acknowledges and confirms that the represent-
     ations and warranties of Borrower set forth in Article VI of the Agree-ment are true and accurate on this date with the same effect as if made on and as of this date; that except as previously disclosed to Bank, no financial condition or circumstances exists as to Borrower which would inevitably result in the occurrence of an Event of Default under Article VII of the Agreement, and that except as previously disclosed to Bank, no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Article VIII of the Agreement.

5. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, including provisions for the payment of the Note pursuant to the terms of the Agreement. This Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred.

6. This Amendment shall be binding upon Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

Executed by the parties hereto in manner and form sufficient to bind them effective as of the date and year first above written.

                                         BURLINGTON COAT FACTORY WAREHOUSE
                                         CORPORATION

                                            /s/ Andrew R. Milstein
                                         By:___________________________
                                            Andrew R. Milstein
                                         Its:  Vice President

                                         BURLINGTON COAT FACTORY WAREHOUSE
                                         OF NEW JERSEY, INC.

                                         /s/ Andrew R. Milstein
                                         By:__________________________
                                            Andrew R. Milstein
                                         Its:  Vice President

                                         NATIONAL CITY BANK
                                            /s/ George M. Gevas
                                         By:___________________________
                                            George M. Gevas
                                         Its: Vice President



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